Orion/Monetta Intermediate Bond Fund (Ticker: MIBFX) A series of the Monetta Trust SUMMARY PROSPECTUS April 30, 2014

Before you invest, you may want to review the Orion/Monetta Intermediate Bond Fund’s statutory prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the Orion/Monetta Intermediate Bond Fund’s statutory prospectus and other information about the fund online at http://www.monetta.com/pro-summary.htm.  You can also get this information at no cost by calling 1-800-MONETTA or by sending an e-mail request to info@monetta.com.

Orion/Monetta Intermediate Bond Fund

Investment Objective

The Orion/Monetta Intermediate Bond Fund (“Bond Fund”) seeks high current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Bond Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load) imposed on redemptions	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.24%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses(1)	1.85%

(1)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not reflect Fund expenses paid indirectly through directed brokerage agreements (soft dollars) and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Bond Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Bond Fund	$188	$582	$1,001	$2,169

Portfolio Turnover

The Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Bond Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Bond Fund’s performance. During the most recent fiscal year, the Bond Fund’s portfolio turnover rate was 14.6% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Bond Fund invests (at the time of investment) at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in corporate bonds and notes, government securities, taxable municipal obligations, securities backed by mortgages or other assets and Treasury Inflation-Protected Securities (“TIPS”). Under normal circumstances, the dollar-weighted average maturity of the Fund’s portfolio will be between 3 and 10 years. At least 70% of total assets (at time of investment) must be invested in U.S. government securities or securities rated in the four highest investment grade categories by Moody’s (e.g., bonds rated “Aaa”, “Aa”, “A” or “Baa” by Moody’s) or S&P (e.g., bonds rated “AAA”, “AA”, “A” or “BBB” by S&P), or their equivalent (“Investment Grade Instruments”). Fund securities that are not Investment Grade Instruments may include exchange-traded funds that invest in fixed-income securities and fixed-income instruments that are not rated or are rated below investment grade.

The Fund may invest up to 25% of its assets (at time of investment) in bonds and other fixed-income securities of foreign issuers payable in U.S. dollars. It may also invest up to 5% in exchange-traded funds (“ETFs”) that track or replicate a desired index.

Principal Risks

Although every effort is made to achieve the Bond Fund’s objective of high current income consistent with preservation of capital, the Adviser/Sub-Adviser cannot guarantee that the objective will be attained. You could lose all or a portion of your investment in the fund if the securities purchased by the Fund default. The principal risks include:

•	The investment strategy does not achieve the Bond Fund’s objective;
•
The declining value of the securities if interest rates rise—as of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates;

•	There is credit risk associated with the securities that the Fund invests in if an issuer is unable to make principal and interest payments when due;
•	The prepayment of the security by the issuer as a result of falling interest rates;
•	The Fund may make short-term investments, without limitation, for defensive purposes, which investments may provide lower returns than other types of investments.

Performance

The following bar chart and table show the risks of investing in the Bond Fund. The bar chart below shows the changes in the Bond Fund’s performance from year to year. Also shown are the Bond Fund’s highest and lowest quarterly returns. The table on the following page shows the Bond Fund’s average annual total returns for certain time periods compared to the returns of the Barclays Capital Intermediate Government/Credit Bond Index. The Bond Fund’s past performance, before and after taxes, is not necessarily an indication of how the Bond Fund will perform in the future. Updated performance information is available on the Fund’s website at www.monetta.com or by calling 1-800-MONETTA.

BOND FUND (MIBFX)
Calendar Year Total Returns (before taxes)

Highest Quarterly Return	6.56% (Quarter ended June 30, 2009)	Lowest Quarterly Return	-5.22% (Quarter ended September 30, 2008)

Average Annual Total Returns
(For the periods ended December 31, 2013)
	1 Year	5 Years	10 Years	Since Inception (3/1/1993)
Return Before Taxes	0.49%	6.12%	4.13%	5.43%
Return After Taxes on Distributions	-0.57%	4.80%	2.79%	3.52%
Return After Taxes on Distributions and Sale of Fund Shares	0.33%	4.38%	2.78%	3.48%
Barclays Capital Intermediate Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes)	-0.86%	3.96%	4.09%	5.38%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Holders of tax-deferred accounts may be subject to taxes at a later date.

Investment Adviser/Sub-Adviser

Monetta Financial Services, Inc. is the investment adviser to the Bond Fund.
Orion Capital Management, Inc. is the sub-adviser to the Bond Fund.

Portfolio Managers

George M. Palmer, Jr. has been the Lead Portfolio Manager of the Bond Fund since 2009.

Stephen D. Cummings, Jr. has been the Co-Portfolio Manager of the Bond Fund since 2009.

Purchase and Sale of Fund Shares
Investors may purchase or redeem Bond Fund shares on any business day by wire transfer, by telephone at 1-800-MONETTA or by mail to:

Regular Mail Monetta Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Monetta Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The minimum initial and subsequent investment amounts are as follows:

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular	$1,000	No minimum
Retirement	$1,000	No minimum
Coverdell Education Savings Account	$1,000	No minimum
Automatic Investment Plan (AIP)	$100	$25 per month

Tax Information

The Bond Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as an individual retirement account. Distributions on investments made through tax deferred vehicles, such as IRAs, may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.